CHINA JO-JO DRUGSTORE China Jo-Jo Drugstores, Inc. July 13, 2010

Safe Harbor Statement Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the retail drugstore industry, outpatient medical services industry, changes to management or key personnel, risks associated with conducting business in China, the Company’s ability to expand into markets outside of Hangzhou into other parts of Zhejiang province, and other risks detailed in the Company’s filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Company Highlights Issuer: China Jo-Jo Drugstores, Inc. Ticker/Exchange: CJJD / NASDAQ Capital Market Shares Outstanding: 13,500,002 Current Price: $4.30 Market Capitalization 60.8 million Year End March 31, Revenues FYE 3/31/10 55.1 million Operating Income FYE 3/31/10 12.8 million Store locations 6/25/10 31 (Hangzhou) Estimated locations by 3/31/11 60 (within Zhejiang Province) Estimated locations by 3/31/14-3/31/15 200 – 300

Company Overview

Company Overview Established in 2003 in Hangzhou, Zhejiang Province, China Each of the Company’s store locations provide: Prescription drugs, over-the-counter (“OTC”) drugs, traditional Chinese medicine (“TCM”), personal care products, family care products, convenience care products and other sundries Access to licensed physicians providing consultations The Company has two clinics adjacent to two stores that are open to the general public, providing outpatient services, including eastern medical services such as acupuncture and cupping 82% of sales are in cash and 12% are through government medical insurance program (collected within 30 days)

Store Locations 31 stores currently within the city of Hangzhou, capital of Zhejiang Province Population of 8 million at the end of 2008 City GDP increased from RMB 251.5 billion in 2004 to RMB 509.9 billion in 2009 Income per capita increased from RMB 14,301 to RMB 27,035 in 2008 Company plans to expand within Zhejiang Province to more than 200 locations Zhejiang Province’s population was 47.2 million at the end of 2008 Five cities with population of over four million+, three cities with one million+ Province GDP increased from RMB 1.2 trillion in 2004 to 2.1 trillion in 2008

As of June 25, 2010, Company operates 31 stores. The Company expects to gain more market share in Hangzhou and the greater Zhejiang market through organic growth and acquisitions Strong, Organic Store Expansion Cumulative number of stores 1 3 3 4 9 18 25 60

Source: Company 10K filed on  June 29, 2010 Total Revenue: $44,776,652 Total Revenue: $55,174,929 Sales are derived from prescription drugs, OTC drugs, nutritional supplements, TCM, sundries and medical devices Percent of Revenues Diverse Revenue Streams Prescription (OTC) Drugs TCM Nutritional Supplements Sundry Products

Distribution is outsourced to Zhejiang Yingte Logistics Co., Ltd. (“Yingte Logistics”) Yingte Logistics is certified by Zhejiang Province to transport medical and other products Over 50,000 square feet of exclusive use 50 store capacity with ease of expansion Automated inventory management Outsourced Distribution and Logistics

Competitive Landscape in Hangzhou Hangzhou is home to approximately 1,000 drugstores, the majority of which are independently operated A handful of retail chains exist, including: China Nepstar Chain Drugstore (NPD): Nationwide drugstore chain with 195+ branches in Hangzhou Store size: 60 – 150 square meters Roll up model Sells private-label and branded products Lao Bai Xing Grand Pharmacy: Nationwide chain with eight branches located within Hangzhou and approximately 30 in Zhejiang Province Sells private-label and branded products Tian Tian Hao Grand Pharmacy: Approximately 30 stores in Hangzhou Sells generic brands The fragmented market provides ample acquisition and growth opportunities

Key Areas of Differentiation Quality, third-party brands versus private labels and generics No retail competitors provide a pharmacy, physician consultations and outpatient health care services under one roof All locations have scheduled physician hours Physician access and consultation drives pharmacy sales Variety of on-site out-patient services at two store locations provide alternative to hospital services Active loyalty/membership program with over 500,000 members Part of extensive pre-marketing effort before store openings Engages the customer and allows for customer behavioral analysis Offers incentives including lower prices Larger average retail footprint Sales force complemented by 275 reps from product manufacturers, enhancing   customer experience Significant revenue and profit contribution from high margin TCM products

Side-by-Side Comparison with China Nepstar Chain Drugstore China Jo-Jo Drugstores (CJJD) China Nepstar Chain Drugstore (NPD) Store model Corporate model Geography Merchandising Quality over price Free physician consultation services Typically 200 to 300 square meters in floor area Typical store staffed with 10 employees as well as 8 manufacturer representatives Higher sales turnover by offering quality branded products at lowest overall prices Organic growth through new store openings and some acquisitions Operates 31 stores in Hangzhou Plans to expand into other cities/towns in Zhejiang province Each store offers between 2,500 to 5,000 different products including OTC drugs, nutritional supplements, TCM products, personal care products, family care products, medical devices, and convenience products Significant revenue contribution from high margin TCM products Offers no private label products Price over quality Typically between 60 to 150 square meters in floor area Stores staffed with 3 employees per shift, including an in-store pharmacist & 2 healthcare consultants Higher product margins through private-label products Growth through acquisition of stores Operates 2,559 stores in 12 provinces and 76 cities in China Each store carries 1,800 to 2,350 different products including OTC drugs, nutritional supplements, herbal products, personal care products, family care products and convenience products Offers 1,524 private label products

Comparison with China Nepstar Chain Drugstore (NYSE: NPD) Values in millions except stores and sales per square foot Income Statement Data Revenues Gross Profit Operating Income Net Income Stores open @ End of Period Revenue by store (straight average) Performance Measures Gross Margin Operating Margin Net Margin As of July 7, 2010 Stock Price Shares outstanding (in millions) Market Capitalization (in millions)YE/TTM P/E Multiple China Jo-Jo Drugstores FYE 3/31/10 55.2 16.9 12.8 9.8 25 2.21 30.6% 23.1% 17.8% 4.30 13.5 58.1 3.94 China Nepstar TTM 3/31/10 33.9 161.5 13.7 16.4 2,559 0.13 48.4% 4.1% 4.9% 3.05 105.0 321.77 20.47

Financial Overview

Revenue Growth (‘000) 10,000 20,000 30,000 40,000 50,000 60,000 FYE March 31, 2008 2009 2010 31,312 44,777 55,175

Gross Profit and Margin 5,000 10,000 15,000 20,000 25,000 3/30/04 3/30/05 3/30/06 Gross Profit Gross Margin CAGR 50.3% 0.0% 10.0% 20.0% 30.0% 23.9% 27.2% 30.60% 7,476 12,169 16,898

Operating Income and Margin 5,000 10,000 15,000 20,000 25,000 3/30/04 3/30/05 3/30/06 5.0% 10.0% 15.0% 20.0% 25.0% 18.4% 21.2% 23.10% 5,753 9,497 12,758

Net Income and Margin Operating Income and Margin 5,000 10,000 15,000 3/30/04 3/30/05 3/30/06 5.0% 10.0% 15.0% 20.0% 10.8 15.2 17.80 3,388 6,814 9,822

Experienced Management Team led by Founding Partners Mr. Lei Liu – Chairman and CEO Founder Jiuzhou Drugstore – 2003 Executive Manager Hangzhou Taihe Pharmacy, 1997 – 2003 Graduate, Hangzhou Medical College Graduate MBA, Zhejiang University Mr. Chong’an Jin, MD – VP and Deputy Executive Director Founder Jiuzhou Drugstore – 2003 General Principal, Hangzhou Qiantang Medical Outpatient Clinic, 1996 – 2003 Graduate, Sun Yat-Sen Medical University Ms. Li Qi, MBA – Director and General Manager Founder Jiuzhou Drugstore – 2003 Nurse, Emergency Clinic, Hangzhou People’s Hospital No. 1, 1991- 2000 Graduate MBA, Zhejiang University Mr. Bennet P. Tchaikovsky, CPA, Esq. – Chief Financial Officer Part-time CFO for VLOV (OTCBB: VLOV) Former CFO for Skystar Bio-Pharmaceutical Company (NASDAQ: SKBI) Graduate of Southwestern University School of Law

Growth Opportunities

Projected New Store Economics 300 square meters Approximate Size 11,000 RMB/Day for the first 90/120 days (approximately $48,316 USD/month) Revenue Estimates 22,000 RMB/Day thereafter (approximately $96,632 USD/month Projected New Store Set up Expenditures RMB USD Inventory Decoration Prepaid Rent Pre-marketing Cost Total set-up expenditures 1,200,000 600,000 700,000 500,000 $175,695 $87,848 $102,489 $73,206 $439,238 3,000,000

Attractive Macro Environment - China Sources China National Bureau of Statistics United Nations Population Division World Health Organization Strong Economic Growth GDP increased from RMB 11 trillion ($1.6T) in 2001 to RMB 32.6 trillion ($4.7T) in 2009 The World Bank expects 2010 GDP growth to hit 9.5% Favorable demographics 1.3 billion people Population aged ≥ 65 increased from 5.6% in 1990 to 8.5% in 2008 Urbanization Continuous rapid urbanization process Urban population expected to increase to 756 million in 2020 from 502 million in 2002 Rising healthcare expenditure Healthcare expenditure expected to increase 66% to RMB 2.5 trillion ($370B) in 2012 from RMB 1.5 trillion ($220B) in 2008 Urban residents aged ≥ 60 spent 5x younger residents over the course of the year 2000

Current Industry Environment Sources (1) Business Monitor International, (2) Snapshots International, Ltd Expenses mostly paid out-of-pocket, though widening insurance coverage  Government sanctioned “Healthy China 2020” program aims to provide health insurance coverage to China’s entire 1.3 billion population by 2020 Government regulation on separation of drug prescription and dispensing Reduce the generous 15% mark-up on drugs that hospital facilities enjoy(1) Other on-going government initiatives concerning: Product labeling and prescription management Advertising of pharmaceutical products Enhanced quality requirements for the operations of pharmacies Minimal existing non-pharmaceutical sales at retail pharmacies Long industry value chain with both manufacturing and wholesaling fragmented Independent drugstores accounted for 60.7% of China’s retail pharmaceutical market in 2008 Top 10 drugstore chains accounted for 19.0%(2) High barriers of entry for foreign players

Investment Highlights Completed $17.5M raise in late April 2010. Strong organic growth from FYE 3/31/08 to 3/31/10 CAGR of 32.8%, 50.3%, 48.9% and 70.3% for Revenues, Gross Profit, Operating Income, and Net Income, respectively Anticipated growth to 200-300 stores by 3/31/14 to 3/31/15 in Zhejiang Province. Proven profitable business model All stores that have been open for more than three months are currently profitable Onsite physicians provide free consultations and complement pharmacy sales Diverse and high quality product offerings including both eastern and western medicines Outsourced distribution through a certified national distributor Fragmented market provides acquisition opportunities Favorable regulatory environment for retail pharmacy chains due to recent government regulation of drug prescription and dispensing Attractive macro environment and demographics in China Experienced management with proven track record and significant management ownership (47%)

Contact Information Outside Counsel Richardson & Patel, LLP 10900 Wilshire Boulevard Suite 500 Los Angeles, California 90024-6525 Telephone: 310-208-1182 Facsimile: 310-208-1154 China Jo-Jo Drugstores, Inc. Mr. Bennet Tchaikovsky , CFO Phone:  310-622-4515 bennet@jojodrugstores.com Website:www.chinajojodrugstores.com Investor Relations: Capital Group Communications, Inc. Mr. Devin Bosch, President +415-332-7200 Mr. Kevin Fickle +925-330-8315 Auditors Frazer Frost, LLP 135 South State College Blvd., Suite 300 Brea, California 92821 714.990.1040 Fax: 714.671.1041